SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

(a series of Six Circles Trust)

Supplement dated August 8, 2024

to the Summary Prospectus dated April 30, 2024, as amended

Effective immediately, Justin Jewell is no longer a portfolio manager for the Six Circles Credit Opportunities Fund (the “Fund”) and Sid Chhabra and Tim van der Weyden are added as portfolio managers for the Fund. As a result, the portfolio manager information for RBC GAM (UK) and RBC GAM (US) for the Fund in the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

RBC GAM (UK) and RBC GAM (US)

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Sid Chhabra	2024	Managing Director, Head of Securitized Credit & CLO Management and Euro High Yield

Tim van der Weyden	2024	Portfolio Manager

Tim Leary	2022	Managing Director, Senior Portfolio Manager

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-PR-824